UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2009
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road, Eden Prairie,
Minnesota	55344-3433

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 943-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On June 11, 2009, we are making investor presentations to potential investors in Minneapolis, MN. Exhibit 99 is a copy of slides furnished, and posted on our website (www.valuvisionmedia.com), in connection with the presentations. The slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that section. Furthermore, the information in Exhibit 99 and on our website shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
99.1 Investor Presentation Slides Dated June 11, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.
June 11, 2009	By:	/s/ Nathan E. Fagre
		Name:	Nathan E. Fagre
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description

99.1	Investor Presentation Slides dated June 11, 2009.